UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest Event reported): February 4, 2004

BOUNDLESS MOTOR SPORTS
RACING, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-18045 (Commission File Number)	84-0953839 (IRS Employer Identification No.)

2500 McGee Drive, Suite 147

Norman, Oklahoma 73072

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 360-5047 or (877) RACING

Item 7.    Financial Statements and Exhibits.

On February 4, 2004, Boundless Motor Sports Racing, Inc. (the Company) filed a current report on Form 8-K under Item 2 thereof to report that it consummated the acquisition of substantially all of the assets of World of Outlaws, Inc., a Texas corporation (WoO), pursuant to an Asset Purchase Agreement. In response to parts (a) and (b) of Item 7 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by instructions (a)(4) and (b)(2) to Item 7 of Form 8-K. This Form 8-K/A is being filed to provide the required financial information.

(a)	Financial Statements of Businesses Acquired.

The financial statements, together with the report of the independent auditors, are included on pages F-1 through F-12 of this document.

(b)	Pro forma financial information.

The pro forma financial information is included on pages P-1 through P-6 of this document.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: January 14, 2004	BOUNDLESS MOTOR SPORTS RACING, INC.

	By:	/s/ Paul A. Kruger

Name: Paul A. Kruger Title: Chief Executive Officer

	By:	/s/ Glenn A. Jackson

Name: Glenn A. Jackson Title: Chief Financial Officer

INDEPENDENT AUDTIORS’ REPORT

Board of Directors
World of Outlaws, Inc.
Allen, Texas

We have audited the accompanying balance sheet of World of Outlaws, Inc. as of December 31, 2003 and the related statements of operations, shareholders’ deficit, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World of Outlaws, Inc. at December 31, 2003, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note [1] to the financial statements, the Company incurred net losses of $1,226,186 and $804,528 in 2003 and 2002, respectively, has minimal cash and current liabilities exceed current assets by $3,919,452 which raises substantial doubt about the Company’s ability to continue as a going concern. The future success of the Company is dependent on its ability to attain additional capital or to find an acquisition to add value to its present shareholder and ultimately, upon its ability to attain future profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO Seidman, LLP

April 12, 2004
Dallas, Texas

F-1

WORLD OF OUTLAWS, INC.
BALANCE SHEET
December 31, 2003

ASSETS
Current Assets
Cash	$3,232
Other current assets	8,109
Total current assets	11,341

Property and equipment, net	1,361,313

Total assets	$1,372,654

LIABILITIES
Current Liabilities
Notes payable	$1,200,000
Advances from promoters	689,000
Current installments of long-term debt	98,469
Deferred revenue	766,000
Accounts payable	1,004
Accrued liabilities	1,176,320
Total current liabilities	3,930,793

Long-term debt, excluding current installments	577,123

COMMITMENTS AND CONTINGENCIES

SHAREHOLDER’S DEFICIT
Common stock, no par value, 10,000 shares authorized, issued and outstanding	1,000
Accumulated deficit	(3,136,262)
Total shareholder’s deficit	(3,135,262)

Total liabilities and shareholder’s deficit	$1,372,654

The accompanying notes are an integral part of these financial statements.

F-2

WORLD OF OUTLAWS, INC.
STATEMENTS OF OPERATIONS
Years Ended December 31, 2003 and 2002

	2003	2002
Revenues
Sanction fees	$1,860,000	$2,130,000
Sponsorship fees	277,000	602,000
Merchandise sales	628,382	663,057
Other	17,519	20,675
Total revenues	2,782,901	3,415,732

Operating expenses
Cost of merchandise	400,224	479,052
Appearance fees	1,294,274	1,587,188
Salaries, wages and benefits	1,084,047	1,199,479
Selling, general and administrative	582,384	712,579
Depreciation	126,470	150,223
Total operating expenses	3,487,399	4,128,521

Operating loss	(704,498)	(712,789)

Other expenses
Interest expense	(122,860)	(85,358)
Gain (loss) on sale of assets	1,172	(6,381)
Other expense	(400,000)	-
	(521,688)	(91,739)

Net loss	$(1,226,186)	$(804,528)

The accompanying notes are an integral part of these financial statements.

F-3

WORLD OF OUTLAWS, INC.
STATEMENTS OF CHANGES IN SHAREHOLDER’S DEFICIT
As of December 31, 2003

	Common Stock Shares	Amount	Accumulated Deficit	Total Shareholder’s Deficit

Balances at December 31, 2001	10,000	$1,000	$(997,806)	$(996,806)

Net loss	-	-	(804,528)	(804,528)

Distributions	-	-	(57,669)	(57,,669)

Balances at December 31, 2002	10,000	1,000	(1,860,003)	(1,859,003)

Net loss	-	-	(1,226,186)	(1,226,186)

Distributions	-	-	(50,073)	(50,073)

Balances at December 31, 2003	10,000	$1,000	$(3,136,262)	$(3,135,262)

The accompanying notes are an integral part of these financial statements.

F-4

WORLD OF OUTLAWS, INC.
STATEMENTS OF CASH FLOWS
Years Ended December 31, 2003 and 2002

	2003	2002
Cash flows from operating activities:
Net loss	$(1,226,186)	$(804,528)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	126,470	150,223
(Gain) loss on sale of assets	(1,172)	6,381
Changes in assets and liabilities:
Inventory	2,750	(2,750)
Other current assets	(7,267)	(843)
Deferred revenue	(179,520)	260,980
Accounts payable	(643)	(20,488)
Accrued liabilities	307,449	339,317
Net cash provided by (used in) operating activities	(978,119)	(71,708)

Cash flows from investing activities:
Purchases of property and equipment	(53,283)	(126,628)
Proceeds from sales of equipment	24,600	-
Net cash used in investing activities	(28,683)	(126,628)

Cash flows from financing activities:
Proceeds from notes payable	1,200,000	-
Advances received from promoters	25,000	545,000
Repayments of advances from promoters	(150,000)	(255,000)
Proceeds from long-term debt	32,038	-
Payments of long-term debt	(47,510)	(33,416)
Distributions to shareholder	(50,073)	(57,669)
Net cash provided by (used in) financing activities	1,009,455	198,915

Net increase in cash	2,653	579
Cash at beginning of year	579	-

Cash at end of year	$3,232	$579

Supplemental cash flow information:
Cash paid for interest	$70,894	$72,310

The accompanying notes are an integral part of these financial statements.

F-5

WORLD OF OUTLAWS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1 -- GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates the continuation of World of Outlaws, Inc. (the Company) as a going concern. As shown in the financial statements, the Company incurred net loss of $663,690 and $162,443 in 2003 and 2002, respectively. As of December 31, 2003, the Company had minimal cash and current liabilities exceeded current assets by $3,517,952.

The future success of the Company is dependent on its ability to attain additional capital or to find an acquisition to add value to its present shareholder and ultimately, upon its ability to attain future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing or that it will attain positive cash flow from operations. On February 4, 2004 the Company sold certain of its assets to a wholly-owned subsidiary of Boundless Motor Sports Racing, Inc. (Boundless) for $5.0 million. The proceeds consisted of a $3.0 million promissory note and the contemporaneous repayment of advances from Boundless. There can be no assurance that the Company will ultimately collect the promissory note or attain positive cash flows from operations.

NOTE 2 -- THE COMPANY

Nature of Business

The Company was incorporated March 1, 1991 under the laws of the State of Texas and is headquartered in Allen, Texas. The Company operates in the motor sports entertainment industry as a sanctioning body for dirt track racing. The Company generates revenues from sanctioning fees, sponsorship fees, and merchandise sales in connection with racing events it sanctions across the United States during a season that typically runs from February to November of each calendar year.

NOTE 3 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash.

F-6

WORLD OF OUTLAWS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Income Taxes

The Company elected to be treated as an S Corporation for tax reporting purposes. Accordingly, the Company has made no provision or credit for income taxes since income taxes are the responsibility of the shareholder.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories

Inventories of retail merchandise are stated at the lower of cost or market. Shipping, handling and freight costs related to merchandise inventories are charged to cost of goods sold.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided for financial reporting purposes using the straight-line method over the estimated useful lives of the related assets ranging from 3 to 20 years. Expenditures for maintenance, repairs and minor renewals are expensed as incurred; major renewals and betterments are capitalized. At the time depreciable assets are retired or otherwise disposed of, the cost and the accumulated depreciation of the assets are eliminated from the accounts and any gain or loss is recognized.

The carrying values of property and equipment are evaluated for impairment based upon expected future undiscounted cash flows. If events or circumstances indicate that the carrying value of an asset may not be recoverable, an impairment loss would be recognized equal to the difference between the carrying value of the asset and its fair value. As of December 31, 2003, the Company believes there is no impairment of property and equipment.

Revenue Recognition and Deferred Revenue

F-7

WORLD OF OUTLAWS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

The Company recognizes sanction fees upon the successful completion of a scheduled sanctioned race. Upon execution of a sanction agreement with race promoters and race track owners, the Company receives a sanction fee deposit in advance. Advance sanction deposits are deferred and recognized when earned upon the occurrence of the scheduled race event. In addition to the deposits received in connection with the execution of sanction agreements, the Company receives sanction advances from time to time that are also included in deferred revenue and recognized when earned. The Company recognizes revenue from sponsorship agreements when earned in the applicable racing season as set forth in the sponsorship agreement. Revenue from merchandise sales are recognized at the time of sale less any estimated returns and allowances, if any. Other revenues from royalties are recognized when earned.

New Accounting Pronouncements

In November 2002, the FASB issued Interpretation No. 45, "Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). The interpretation requires a guarantor to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee and expands the disclosures required. Initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 had no effect on the Company’s financial position, results of operations, or cash flows.

In December 2002, the FASB issued Statement No. 148, Accounting for Stock-Based Compensation#@*#225;Transition and Disclosure, (SFAS 148). SFAS 148 amends Statement 123, Stock-Based Compensation, with respect to Statement 123’s transition provisions and required disclosures. The adoption of SFAS 148 had no impact on the Company’s financial position, results of operations or cash flows.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities #@*#225; an Interpretation of ARB No. 51" (FIN 46). FIN 46 clarifies the consolidation requirements of variable interest entities. The adoption of FIN 46 had no effect on the Company’s financial position, results of operations, or cash flows.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities "(SFAS 149). SFAS 149 amends and clarifies certain derivative instruments embedded in other contracts, and for hedging activities under SFAS 133. The adoption of SFAS 149 had no impact on the Company’s financial position, results of operations, or cash flows.

F-8

WORLD OF OUTLAWS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

In May 2003, the FASB issued SFAS No. 150, "Accounting for Instruments with Characteristics of Both Debt and Equity" (SFAS 150). Statement 150 requires liability classification for three types of instruments: 1) Mandatorily redeemable shares that obligate the company to deliver cash or other assets to shareholders on fixed or determinable dates; 2) Freestanding written put options and forward purchase contracts on a company’s own shares that obligate the company to deliver cash or other assets, and 3) Contracts that obligate a company to issue its own shares in amounts that are unrelated to, or inversely related to, the value of the shares. The adoption of SFAS 150 had no impact on the Company’s financial position, results of operations, or cash flows.

NOTE 4 -- PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2003:

Land	$164,703
Building	1,183,530
Office furniture	104,913
Computers and equipment	77,510
Transportation equipment	431,202
1,961,858
Less accumulated depreciation	(600,545)
$1,361,313

Depreciation expense for the years ended December 31, 2003 and 2002 was $126,470 and $150,223, respectively.

NOTE 5 -- NOTES PAYABLE

On June 26, 2003 the Company borrowed $600,000 from Boundless Motor Sports Racing, Inc. under a promissory note payable (the Boundless note) due December 29, 2003 bearing interest at an annual rate of 8%. The note was secured by all of the outstanding stock of the Company in a pledge agreement between Boundless and the Company’s sole shareholder. On October 30, 2003 an additional $600,000 was borrowed under an amendment to the Boundless note. On November 28, 2003 a second amendment to the Boundless note adjusted the interest rate retroactively to an annual rate of 4.5% and extended the maturity date to May 10, 2004. As of December 31, 2003, the total amount outstanding was $1.2 million. In January 2004 the Company borrowed an additional $250,000 from Boundless. On February 4, 2004, the Boundless note and accrued interest thereon were effectively paid in full contemporaneously with the sale of certain of the Company’s assets to a wholly-owned subsidiary of Boundless.

F-9

WORLD OF OUTLAWS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 6 -- ADVANCES FROM PROMOTERS

Beginning in 2000, the Company received advances from various promoters and race track owners. The advances are generally to be repaid by providing sanctioned World of Outlaws race events to the respective promoters and racetrack owners. At December 31, 2003, the Company had $689,000 of such advances.

NOTE 7 -- LONG-TERM DEBT

Long-term debt at December 31, 2003, all of which is collateralized, consisted of the following:

Note payable to bank, due January 20, 2016, interest at 10% adjustable every fifth anniversary to prime plus 1%, secured by real estate, principal and interest payable monthly	$601,929
12.5% note payable to bank, due September 19, 2005, secured by transportation equipment and guaranty of the Company’s sole shareholder, principal and interest payable monthly	27,838
8.875% note payable to bank, due October 13, 2006, secured by transportation equipment and guaranty of the Company’s sole shareholder, principal and interest payable monthly	18,558
5.9% note payable to bank, due April 13, 2007, secured by transportation equipment and guaranty of the Company’s sole shareholder, principal and interest payable monthly	27,267
675,592
Less current installments of long-term debt	(98,469)
$577,123

The aggregate maturities of long-term debt at December 31, 2003 are as follows:
Year ending December 31,
2004	$98,469
2005	56,281
2006	46,533
2007	38,385
2008	39,037
Thereafter	396,887
$675,592

F-10

WORLD OF OUTLAWS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 8 -- DEFERRED REVENUE

At December 31, 2003 deferred revenue consists of $766,000 of 2004 sanction deposits. For the years ended December 31, 2003 and 2002, the Company recognized $633,520 and $630,540, respectively, of deferred revenue as earned sanction revenue.

NOTE 9 -- ACCRUED LIABILITIES

Accrued liabilities at December 31, 2003 consisted of the following:

Sales taxes payable	$325,916
Payroll taxes payable	507,529
Accrued 2003 appearance fees payable	87,500
Accrued merchandise purchases	76,432
Accrued property taxes	35,665
Accrued interest payable	65,014
Accrued salaries and wages	11,436
Accrued insurance	7,810
Other accrued expenses	59,018
$1,176,320

NOTE 10 -- OTHER EXPENSE

On July 3, 2003 the Company settled a lawsuit by Wheeler Television, Inc for $400,000. The lawsuit sought recovery of $528,600 for television production services allegedly rendered by Wheeler Television, Inc. to the Company in May 2003.

NOTE 11 -- COMMITMENTS

The Company leases a 2001 Freightliner tractor under a non-cancelable operating lease. The lease commenced on December 1, 2001 with a lease term of forty-eight months and monthly lease payments of $1,316. The Company also leases certain office equipment.

A summary of the minimum rental commitment under non-cancelable operating leases as of December 31, 2003 follows:

Year ending December 31,
2004	$23,340
2005	19,399
2006	762
Total minimum payments	$43,501

F-11

WORLD OF OUTLAWS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Total rent expense for the tractor and various equipment rentals for the years ended December 31, 2003 and 2002 was $33,565 and $27,878, respectively.

NOTE 12 -- SUBSEQUENT EVENT

Of February 4, 2004 the Company sold certain of its assets, including but not limited to the right to sanction races under the World of Outlaws name, to a wholly-owned subsidiary of Boundless Motor Sports Racing, Inc. for $5.0 million. The proceeds consisted of a $3.0 million promissory note and the contemporaneous repayment of advances from Boundless. In connection with the sale, the Company’s sole shareholder entered into a two year employment contract and non-compete agreement with Boundless. The sole shareholder of World of Outlaws has no equity interest in the Company and was an employee of the Company assisting with World of Outlaws events. Subsequent to this point, the employment contract has been canceled and the employee is no longer associated with the company.

F-12

INDEX TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

BOUNDLESS MOTOR SPORTS RACING, INC.

Pro Forma Consolidated Statement of Operations for the Period of Inception (May 12, 2003) through December 31, 2003 (Unaudited)	P-1

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	P-2

Pro Forma Consolidated Statement of Operations for the Three Months Ended December 31, 2003 (Unaudited)	P-3

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	P-4

Pro Forma Consolidated Balance Sheet as of December 31, 2003 (Unaudited)	P-5

Notes to Pro Forma Consolidated Balance Sheet (Unaudited)	P-6

BOUNDLESS MOTOR SPORTS RACING, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

On February 4, 2004, the Company, through its wholly owned subsidiary WOWI Acquisition, Inc. (WOWI), finalized the acquisition of substantially all the assets of World of Outlaws, Inc. (WoO). In exchange for the assets acquired, the Company paid to WoO $5,000,000, which amount was offset by $1,450,000 in pre-acquisition cash advances, plus interest of $21,815 provided by the Company to WoO in connection with the Purchase Agreement and $525,000 in deposits WoO had received for sanctioning of future sprint car racing events. The net purchase price of $3,003,185, was paid by a twelve month promissory note bearing interest at the rate of seven percent (7%) per annum, with principal payments on the note due in the following increments: (a) $100,000 on March 1, 2004, (b) $400,000 on May 1, 2004, and (c) $500,000 on September 1, 2004, with the remaining principal balance due on maturity; and accrued interest due and payable quarterly. The promissory note is secured by the assets that were acquired from WoO, plus all future assets acquired by WOWI. The promissory note is also guaranteed by Mr. Paul A. Kruger, the Company’s Chief Executive Officer and significant shareholder.

The purchase was accounted for under the purchase method of accounting and accordingly the purchase price of $5,000,000, including estimated costs of acquisition of $220,000 was allocated as follows:

Transportation equipment	$184,926
Other equipment	8,875
Excess cost over fair value of net tangible assets acquired	5,026,199
$5,220,000

The allocation of the purchase price to transportation and other equipment was based upon estimated fair market values determined at the acquisition date. The Company recorded $5,026,199 in intangible assets in connection with the acquisition. The Company is in the process of evaluating the components of the intangible assets.

The following unaudited Pro Forma Consolidated Statements of Operations of Boundless Motor Sports Racing, Inc. (the Company) for the period of inception (May 12, 2003) through September 30, 2003 and the three months ended December 31, 2003 (Pro Forma Statements) have been prepared as if the acquisition and related financings had occurred at the period of inception (May 12, 2003) for the statement of operations data, and as of December 31, 2003 in the case of the balance sheet data.

The Pro Forma Consolidated Statement of Operations for the period of inception (May 12, 2003) through September 30, 2003 is based upon the historical financial statements of World of Outlaws, Inc. (WoO) for the year ended December 31, 2003, and the historical consolidated financial statements of the Company for the period of inception (May 12, 2003) through September 30, 2003. The historical statement of operations of WoO for the year ended December 31, 2003 has been adjusted to reflect WoO’s results of operations for the period of inception (May 12, 2003) through September 30, 2003 for presentation of the pro forma data. The Pro Forma Consolidated Statement of Operations for the three months ended December 31, 2003 is based upon the historical financial statements of WOO for the year ended December 31, 2003, and the historical consolidated financial statements of the Company for the three months ended December 31, 2003. The historical statement of operations of WoO for the year ended December 31, 2003 has been adjusted to reflect WoO’s results of operations for the three months ended December 31, 2003.

The Pro Forma Statements presented herein are not necessarily indicative of the Company’s financial condition or results of operations that might have occurred had such transactions been completed at the beginning of the period of inception (May 12, 2003) or as of the date specified, and do not purport to indicate the Company’s consolidated financial position or results of operations for any future date or period.

The acquisition has been accounted for using the purchase method of accounting. The unaudited pro forma adjustments described in the notes to the Pro Forma Statements reflect the preliminary estimated allocation of the purchase price to assets and liabilities and are subject to final determination. The amounts reflected in the Pro Forma Statements may differ from the amounts ultimately determined.

BOUNDLESS MOTOR SPORTS RACING, INC.
(Development Stage)
Pro Forma Consolidated Statement of Operations
(Unaudited)
Period of Inception (May 12, 2003) through
September 30, 2003

	Historical				Pro Forma
	Boundless Motor Sports Racing, Inc.	World of Outlaws, Inc.	Pro Forma Adjustments		Boundless Motor Sports Racing, Inc. World of Outlaws, Inc.
Revenues
Sanction fees	$-	$1,160,000	$-		$1,160,000
Sponsorship fees	-	172,753	-		172,753
Merchandise sales	-	391,894	-		391,894
Other	-	10,926	-		10,926
Total revenues	-	1,735,573	-		1,735,573

Operating expenses
Cost of merchandise	-	249,602	-		249,602
Appearance fees	-	807,182	-		807,182
Salaries, wages and benefits	-	421,739	-		421,739
Selling, general and administrative	493,275	226,572	-		719,847
Depreciation and amortization	2,108	49,202	(25,102)	(1)	26,208
Total operating expenses	495,383	1,754,297	(25,102)		2,224,578

Operating income (loss)	(495,383)	(18,724)	25,102		(489,005)

Other expenses
Interest income	12,047	-	(12,047)	(2)	-
Interest expense	(6,661)	(47,797)	(92,039)	(3)	(146,497)
Other income (expense)	15,381	(400,000)	-		(384,619)
	20,767	(447,797)	(104,086)		(531,116)

Net loss	$(474,616)	$(466,521)	$(78,984)		$1,(020,121)

Net loss per share	$(0.03)				$(0.06)

Weighted average number of shares outstanding	15,740,500				15,740,500

See accompanying notes.

P-1

BOUNDLESS MOTOR SPORTS RACING, INC.
(Development Stage)
Notes to Pro Forma Consolidated Statement of Operations
(Unaudited)
Period of Inception (May 12, 2003) through
September 30, 2003

(1)    To adjust depreciation on the change in property and equipment included in the historical financial statements. Estimated useful lives used were as follows:

Furniture and fixtures	7 years
Equipment	3-5 years
Transportation equipment	3 years

(2)    To eliminate the interest income on the note receivable from the World of Outlaws, Inc.

(3)    To reflect interest expense on the pro forma notes payable and eliminate interest expense on debt not assumed.

P-2

BOUNDLESS MOTOR SPORTS RACING, INC.
(Development Stage)
Pro Forma Consolidated Statement of Operations
(Unaudited)
For the Three Months Ended
December 31, 2003

	Historical				Pro Forma
	Boundless Motor Sports Racing, Inc.	World of Outlaws, Inc.	Pro Forma Adjustments		Boundless Motor Sports Racing, Inc. World of Outlaws, Inc.
Revenues
Sanction fees	$-	$220,000	$-		$220,000
Sponsorship fees	-	32,763	-		32,763
Merchandise sales	-	74,325	-		74,325
Other	-	2,072	-		2,072
Total revenues	-	329,160	-		329,160

Operating expenses
Cost of merchandise	-	47,338	-		47,338
Appearance fees	-	153,086	-		153,086
Salaries, wages and benefits	71,689	273,239	-		344,928
Selling, general and administrative	155,763	146,793	-		302,556
Depreciation and amortization	4,365	31,877	(16,602)	(1)	19,640
Total operating expenses	231,817	652,333	(16,602)		867,548

Operating loss	(231,817)	(323,173)	16,602		(538,388)

Other expenses
Interest income	4,685	-	(4,685)	(2)	-
Interest expense	(14,978)	(30,967)	(56,229)	(3)	(102,175)
	(10,293)	(30,967)	(60,914)		(102,175)

Net loss	$(242,110)	$(354,140)	$(44,312)		$(640,563)

Net loss per share	$(0.01)				$(0.04)

Weighted average number of shares outstanding	17,088,870				17,088,870

See accompanying notes.

P-3

BOUNDLESS MOTOR SPORTS RACING, INC.
(Development Stage)
Notes to Pro Forma Consolidated Statement of Operations
(Unaudited)
For the Three Months Ended
December 31, 2003

(1)    To adjust depreciation on the change in property and equipment included in the historical financial statements. Estimated useful lives used were as follows:

Furniture and fixtures	7 years
Equipment	3-5 years
Transportation equipment	3 years

(2)    To eliminate the interest income on the note receivable from the World of Outlaws, Inc.

(3)    To reflect interest expense on the pro forma notes payable and eliminate interest expense on debt not assumed.

P-4

BOUNDLESS MOTOR SPORTS RACING, INC.
(Development Stage)
Pro Forma Consolidated Balance Sheet
(Unaudited)
December 31, 2003

	Historical
	Boundless Motor	World of	Pro Forma
	Sports Racing, Inc.	Outlaws, Inc.	Adjustments			Pro Forma
ASSETS
Current Assets
Cash	$31,709	$3,232	$(3,232)	(a	)	$31,709
Notes receivable	1,216,732		(1,216,732)	(c	)	-
Other current assets	11,094	8,109	(8,109)	(a	)	11,094
Total current assets	1,259,535	11,341	(1,228,073)			42,803

			72,019	(b	)
Property equipment, net	50,770	1,361,313	(1,250,032)	(a	)	234,070
Deposits	5,175,002	-	-			5,175,002
Intangible assets, net	23,429	-	5,036,700	(b	)	5,060,129
Other assets	6,109	-	-			6,109

Total assets	$6,514,845	$1,372,654	$2,630,614			$10,518,113

LIABILITIES
Current Liabilities
			2,767,268	(c	)
Notes payable	$-	$1,200,000	$(1,200,000)	(a	)	$2,767,268
Advances from promoters	-	689,000	(689,000)	(a	)	-
Note payable to shareholder	1,986,637	-	250,000	(c	)	2,236,637
Current installments of long-term debt	-	98,469	(98,469)	(a	)	-
			766,000	(c	)
Deferred revenue	-	766,000	(766,000)	(a	)	766,000
Accounts payable	130,557	1,004	(1,004)	(a	)	130,557
			220,000	(c	)
Accrued liabilities	16,798	1,176,320	(1,176,320)	(a	)	236,798
Total current liabilities	2,133,992	3,930,793	72,475			6,137,260

Long-term debt, excluding current installments	-	577,123	(577,123)	(a	)	-

SHAREHOLDER’S EQUITY (DEFICIT)
Common stock	1,738	1,000	(1,000)	(a	)	1,738
Additional paid-in capital	5,095,842	-	-			5,095,842
			(111,281)	(d	)
Accumulated deficit	(716,727)	(3,136,262)	3,247,543	(a	)	(716,727)
Total shareholders’ equity (deficit)	4,380,853	(3,135,262)	3,135,262			4,380,853

Total liabilities and shareholders’ equity	$6,514,845	$1,372,654	$2,630,614			$10,518,113

The accompanying notes are an integral part of these financial statements.

P-5

BOUNDLESS MOTOR SPORTS RACING, INC.
(Development Stage)
Notes to Pro Forma Consolidated Balance Sheet
(Unaudited)
December 31, 2003

(a)    Certain assets and liabilities of World of Outlaws, Inc. were not acquired. This adjustment reflects the elimination of such assets and liabilities, as follows:

Cash	$3,232
Other current assets	8,109
Property and equipment	1,250,032
Current long-term debt	(98,469)
Notes payable	(1,200,000)
Advances from promoters	(689,000)
Accounts payable	(1,004)
Accrued liabilities	(1,176,320)
Long-term debt	(577,123)
Deferred revenue	(766,000)
Net assets and liabilities not acquired	$(2,443,543)

Common stock	$(1,000)
Accumulated deficit	3,247,543
Equity in net assets not acquired	$3,246,543

(b)    The acquisition of World of Outlaws, Inc. will be accounted for using the purchase method of accounting.

The preliminary pro forma allocation of the purchase price is as follows:

Purchase price and acquisition costs	$5,220,000
Less historical net assets after adjustment (a) above	(111,281)
Excess to be allocated	$5,108,719

Allocation of purchase price on preliminary estimated values:

Property and equipment	$72,019
Goodwill	5,036,700
$5,108,719

Financing for the acquisitions was provided by the issuance of notes payable, the forgiveness of notes receivable from seller, and the assumption of debt from seller.

(c)    To reflect the financing as follows:

Note payable to seller	$2,767,268
Note payable to shareholder	250,000
Contemporaneous repayment of note receivable from seller	1,216,732
Unearned sanction liability assumed from seller	766,000
Accrued acquisition costs	220,000
$5,220,000

(d)    To eliminate the capital structure of World of Outlaws, Inc.

P-6